                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 27, 2004

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                    1-9924               52-1568099
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       (State or other             (Commission           (IRS Employer
       jurisdiction of             File Number)       Identification No.)
       incorporation)

         399 Park Avenue, New York, New York                 10043
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       (Address of principal executive offices)           (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)

                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        Exhibits:

Exhibit No.      Description
-----------      -----------
  1.01           Terms Agreement, dated May 27, 2004, among the Company and the underwriters named therein, relating to the offer and sale of the Company's Floating Rate Notes due June 4, 2007.

  1.02 Terms Agreement, dated June 1, 2004, among the Company and the underwriters named therein, relating to the offer and sale of the Company's Floating Rate Notes due June 4, 2007.

  4.01           Form of Note for the Company's Floating Rate Notes due June 4,
                 2007.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 4, 2004                              CITIGROUP INC.

                                                 By: /s/ Charles E. Wainhouse
                                                     ---------------------------
                                                     Charles E. Wainhouse
                                                     Assistant Treasurer

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